                                                                Exhibit 99.26(b)

 AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015
   AS OF :   MARCH 31, 2015


                                                                                                           PARENT'S
                                                                                                           PERCENT        COMMENTS
                                                    STATE OF                                   NUMBER         OF           (E.G.,
                                                     INCORP.        STATE OF                     OF       OWNERSHIP         BASIS
                                     TYPE OF           OR           PRINCIPAL      FEDERAL     SHARES         OR             OF
                                    SUBSIDIARY      DOMICILE        OPERATION     TAX ID #     OWNED       CONTROL        CONTROL)
                                    ----------   --------------  -------------   ----------   ---------   -----------  ------------
AXA Financial, Inc.
   (Notes 1 & 2)   **                                  DE              NY        13-3623351
 787 Holdings, LLC                     HCO             DE              NY        See Note 19                   100.00%
 1285 Holdings, LLC                    HCO             DE              NY        46-1106388         --         100.00%
 AXA Strategic Ventures US,
   LLC                              Investment         DE              NY        47-2605009                    100.00%
 AXA Equitable Financial
   Services, LLC
   (Notes 2 & 16)                                      DE              NY        52-2197822         --         100.00%
   AXA RE Arizona Company           Insurance        Arizona         Arizona     14-1903564     250,000        100.00% NAIC # 14355
   AXA Distribution Holding
     Corporation
     (Note 2)                                          DE              NY        13-4078005       1,000        100.00%
           AXA Advisors,                               DE              NY        13-4071393          --        100.00%
             LLC
             (Note 5)
          AXA Network,
             LLC (Note 6)           Operating          DE              NY        06-1555494          --        100.00%
             AXA Network of
               Puerto
               Rico, Inc.           Operating         P.R.            P.R.       66-0577477                    100.00%
         PlanConnect, LLC           Operating          DE              NY        27-1540220                    100.00%
                                                                                                                       NAIC # 62944;
                                                                                                                       General
   AXA Equitable Life                                                                                                  Partner of
     Insurance Company                                                                                                 Equitable
     (Note 2 & 9) *                 Insurance          NY              NY        13-5570651   2,000,000        100.00% Managed Asset
           AXA Equitable
             Funds
             Management
             Group LLC              Operating          DE              NY        27-5373651                    100.00%
                                                                                                                       General
                                                                                                                       Partner of
           Equitable                                                                                                   Equitable
             Managed                                                                                                   Deal Flow
             Assets, L.P.           Investment         DE              NY        13-3385080          --             -- Fund
           Real Estate
             Partnership
             Equities
             (various)              Investment         **                             --             --             -- **
           Equitable
             Holdings,
             LLC
             (Notes 3 & 4)             HCO             NY              NY        22-2766036          --        100.00%
             See Attached
               Listing A
           ACMC, LLC
             (Note 4)                  HCO             DE              NY        13-2677213   5,000,000        100.00%
           EVSA, Inc.               Investment         DE              PA        23-2671508          50        100.00%
AXA Equitable Life and
   Annuity Company *
   (Note 10,17 & 18)                Insurance       Colorado        Colorado     13-3198083                    100.00%
MONY International
   Holdings, LLC                       HCO             DE              NY        13-3790446                    100.00%
           MONY
             International
             Life
             Insurance Co.
             Seguros de
             Vida S.A.*             Insurance       Argentina       Argentina    98-0157781                    100.00%
           MONY Financial
             Resources
             of the
             Americas
             Limited                Insurance        Jamaica         Jamaica                                    99.00%
                                                                                                                       79% by MONY
                                                                                                                       Int'l
                                                                                                                       Holdings &
                                                                                                                       21% by MONY
                                                                                                                       Financial
           MBT, Ltd.                Operating    Cayman Islands  Cayman Islands  98-0152047         633        100.00% Resources
             MONY
               Consultoria
               e
               Corretagem
               de Seguros
               Ltda.                Operating        Brazil          Brazil                                     99.00%
             MONY Life
               Insurance
               Company of
               the
               Americas,
               Ltd.*                Insurance    Cayman Islands  Cayman Islands  98-0152046      30,240        100.00%
MONY Life Insurance Company
   of America*                      Insurance          AZ              NY        86-0222062                    100.00%
U.S. Financial Life Insurance
   Company *                        Insurance          OH              OH        38-2046096     405,000        100.00%
MONY Financial Services, Inc.          HCO             DE              NY        11-3722370       1,000        100.00%
           Financial
             Marketing
             Agency, Inc.           Operating          OH              OH        31-1465146          99         99.00%
           1740 Advisers,
             Inc.                   Operating          NY              NY        13-2645490      14,600        100.00%
           Trusted Insurance
             Advisers
             General
             Agency Corp.           Operating          MN              NY        41-1941465       1,000        100.00%
           Trusted Investment
             Advisers Corp.         Operating          MN              NY        41-1941464           1        100.00%


                                           ADDRESS             CITYSTZIP
                                        --------------        -----------
AXA Financial, Inc.
   (Notes 1 & 2)   **
 787 Holdings, LLC
 1285 Holdings, LLC
 AXA Strategic                          1290 Avenue of        New York,
   Ventures US, LLC                     the Americas          NY 10104
 AXA Equitable Financial
   Services, LLC                        322 West              Phoenix,
   (Notes 2 & 16)                       Roosevelt             AZ 85003
   AXA RE Arizona Company               1290 Avenue of        New York,
                                        the Americas          NY 10104
   AXA Distribution Holding
     Corporation                        1290 Avenue of        New York,
     (Note 2)                           the Americas          NY 10104
           AXA Advisors,
             LLC                        1290 Avenue of        New York,
             (Note 5)                   the Americas          NY 10104
          AXA Network,
             LLC (Note 6)
             AXA Network of
               Puerto                   100 Madison           Syracuse,
               Rico, Inc.               Street                NY 13221
         PlanConnect, LLC
   AXA Equitable Life
     Insurance Company
     (Note 2 & 9) *
           AXA Equitable
             Funds
             Management
             Group LLC
           Equitable
             Managed
             Assets, L.P.
           Real Estate
             Partnership
             Equities
             (various)
           Equitable
             Holdings,
             LLC
             (Notes 3 & 4)
             See Attached               1290 Avenue of        New York,
               Listing A                the Americas          NY 10104
           ACMC, LLC
             (Note 4)
           EVSA, Inc.
AXA Equitable Life and
   Annuity Company *
   (Note 10,17 & 18)
MONY International
   Holdings, LLC
           MONY
             International
             Life
             Insurance Co.
             Seguros de
             Vida S.A.*
           MONY Financial
             Resources
             of the
             Americas
             Limited
           MBT, Ltd.
             MONY
               Consultoria
               e
               Corretagem
               de Seguros
               Ltda.
             MONY Life
               Insurance
               Company of
               the
               Americas,
               Ltd.*
MONY Life Insurance Company
   of America*
U.S. Financial Life Insurance
   Company *
MONY Financial Services, Inc.
           Financial
             Marketing
             Agency, Inc.
           1740 Advisers,
             Inc.
           Trusted Insurance
             Advisers
             General
             Agency Corp.
           Trusted Investment
             Advisers Corp.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015

*    Affiliated Insurer
** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
    Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc. Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
    Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
    Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership
    ("AllianceBernstein").

    As of March 31, 2015 AXF and AFS's subsidiaries own 45.15% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

             AXF, held directly 33,032,758 AllianceBernstein Units (12.00%), ACMC, LLC. owns 84,406,933 AllianceBernstein Units (30.65%), and MLOA owns 2,587,472 (.94%) of AllianceBernstein Units

    AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

    In addition, ACMC, LLC. own 1,444,356 units (0.52%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units").

    AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

12. Effective May 26, 2005, Matrix Private Equities was sold.

13. Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes. For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

20. Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

21. Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015

Dissolved or     -   On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
Merged               sold to Credit Suisse Group.
                 -   100 Federal Street Funding Corporation was dissolved
                     August 31, 1998.
                 -   100 Federal Street Realty Corporation was dissolved
                     December 20, 2001.
                 -   CCMI Corp. was dissolved on October 7, 1999.
                 -   ELAS Realty, Inc. was dissolved January 29, 2002.
                 -   EML Associates, L.P. was dissolved March 27, 2001.
                 -   EQ Services, Inc. was dissolved May 11, 2001.
                 -   Equitable BJVS, Inc. was dissolved October 3, 1999.
                 -   Equitable Capital Management Corp. became ECMC, LLC on
                     November 30, 1999.
                 -   Equitable JV Holding Corp. was dissolved on June 1,
                     2002.F142
                 -   Equitable JVS II, Inc. was dissolved December 4, 1996
                 -   Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                     dissolved on December 31, 2000.
                 -   EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                 -   EREIM Managers Corporation was dissolved March 27, 2001.
                 -   EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                 -   EVLICO, Inc. was dissolved in 1999.
                 -   Franconom, Inc. was dissolved on December 4, 2000.
                 -   GP/EQ Southwest, Inc. was dissolved October 21, 1997
                 -   HVM Corp. was dissolved on Feb. 16, 1999.
                 -   ML/EQ Real Estate Portfolio, L.P. was dissolved March 27,
                     2001.
                 -   Prime Property Funding, Inc. was dissolved in Feb. 1999.
                 -   Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels,
                     LLC.
                 -   Six-Pac G.P., Inc. was dissolved July 12,1999
                 -   Paramount Planners, LLC., a direct subsidiary of AXA
                     Distribution Holding Corporation, was dissolved on December
                     5, 2003
                 -   Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                 -   ECLL Inc. was dissolved July 15, 2003
                 -   MONY Realty Partners, Inc. was dissolved February 2005.
                 -   Wil-Gro, Inc. was dissolved June, 2005.
                 -   Sagamore Financial LLC was dissolved August 31, 2006.
                 -   Equitable JVS was dissolved August, 2007.
                 -   Astor Times Square Corp. dissolved as of April 2007.
                 -   Astor/Broadway Acquisition Corp. dissolved as of August
                     2007.
                 -   PC Landmark, Inc. has been administratively dissolved.
                 -   EJSVS, Inc. has been administratively dissolved.
                 -   STCS, Inc. was dissolved on August 15, 2007.
                 -   AXA Network of Alabama was merged into AXA Network, LLC.
                     on November 18, 2011
                 -   AXA Network of Connecticut, Maine and New York, LLC was
                     merged into AXA Network, LLC. on November 17, 2011
                 -   AXA Network Insurance Agency of Massachusetts, LLC was
                     merged into AXA Network, LLC. on November 17, 2011
                 -   AXA Network Insurance Agency of Texas, Inc. was merged into
                     AXA Network, LLC. effective January 1, 2012.
                 -   AXA Network of Nevada, Inc. was merged into AXA Network,
                     LLC. effective January 1, 2012.
                 -   Equitable Deal Flow Fund, L.P. dissolved effective December
                     2013.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015 LISTING A - EQUITABLE HOLDINGS, LLC

                                                                 STATE
                                                                   OF                                         PARENT'S   COMMENTS
                                                                 INCORP.   STATE OF               NUMBER OF  PERCENT OF   (E.G.,
                                                    TYPE OF        OR      PRINCIPAL   FEDERAL     SHARES    OWNERSHIP   BASIS OF
                                                   SUBSIDIARY   DOMICILE   OPERATION   TAX ID #     OWNED    OR CONTROL  CONTROL)
                                                   ----------   --------   ---------  ----------  ---------  ----------  -----------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC
        (Note 2)
     AXA Equitable Life Insurance Company *
        Equitable Holdings, LLC
           Equitable Casualty Insurance Company *   Operating      VT         VT      06-1166226      1,000    100.00%
           ECMC, LLC (See Note 4 on Page 2)         Operating      DE         NY      13-3266813         --    100.00%
              Equitable Capital Private Income &                                                                        ECMC is G.P.
               Equity Partnership II, L.P.                                                                              ("Deal Flow
                                                    Investment     DE         NY      13-3544879         --        --   Fund II")
           AllianceBernstein Corporation
              (See Note 4 on Page 2)                Operating      DE         NY      13-3633538        100    100.00%
              See Attached Listing B
           AXA Distributors, LLC                    Operating      DE         NY      52-2233674         --    100.00%
           J.M.R. Realty Services, Inc.             Operating      DE         NY      13-3813232      1,000    100.00%
           Equitable Structured Settlement Corp.
              (See Note 8 on Page 2)                Operating      DE         NJ      22-3492811        100    100.00%


                                                                         ADDRESS                               CITYSTZIP
                                                   ---------------------------------------------------   --------------------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC
        (Note 2)
     AXA Equitable Life Insurance Company *
        Equitable Holdings, LLC
           Equitable Casualty Insurance Company *  c/o Willis Management (Vermont) Ltd., 40 Main St,     Burlington, VT 05401
                                                   Suite 200
           ECMC, LLC (See Note 4 on Page 2)        1290 Avenue of the Americas                           New York, NY 10104
              Equitable Capital Private Income &
               Equity Partnership II, L.P.
           AllianceBernstein Corporation
              (See Note 4 on Page 2)
              See Attached Listing B              1345 Avenue of the Americas                            New York, NY 10105
           AXA Distributors, LLC
           J.M.R. Realty Services, Inc.            1290 Avenue of the Americas                           New York, NY 10104
           Equitable Structured Settlement Corp.
              (See Note 8 on Page 2)               1290 Avenue of the Americas                           New York, NY 10104
AXA Financial, Inc.

* Affiliated Insurer

    Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
    Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
    Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.
    AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.
    AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.
    AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.
    AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.
    ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015 LISTING B - ALLIANCEBERNSTEIN CORPORATION

                                                                               STATE OF      STATE OF                  NUMBER OF
                                                               TYPE OF        INCORP. OR     PRINCIPAL     FEDERAL      SHARES
                                                              SUBSIDIARY       DOMICILE      OPERATION     TAX ID #      OWNED
                                                            --------------   ------------  ------------  -----------  ------------
AXA Financial, Inc.
  AXA Equitable Financial Services, LLC (Note 2)
    AXA Equitable Life Insurance Company*
      Equitable Holdings, LLC
        AllianceBernstein Corporation                                             DE            NY       13-3633538
          AllianceBernstein Holding L.P.                    HCO (NYSE: AB)        DE            NY       13-3434400
            (See Note 4 on Page 2)
          AllianceBernstein L.P.  (See Note 4 on Page 2)      Operating           DE            NY       13-4064930
             AllianceBernstein Investments Taiwan Limited     Operating         Taiwan        Taiwan          -
             AllianceBernstein Trust Company, LLC             Operating           NH            NY            -
             Alliance Capital Management LLC                     HCO              DE            NY            -
               AllianceBernstein Real Estate Investments
                  LLC                                         Operating           DE            NY            -
               AllianceBernstein Private Credit Investors
                  LLC                                         Operating           DE            NY       47-1265381
               Sanford C. Bernstein & Co., LLC                Operating           DE            NY       13-4132953
             AllianceBernstein International, LLC                HCO              DE            NY            -
               Sanford C. Bernstein (Schwiez) GmbH            Operating       Switzerland   Switzerland       -
               Sanford C. Bernstein (Hong Kong) Limited       Operating        Hong Kong     Hong Kong        -
               AllianceBernstein Holdings Limited                HCO             U.K.          U.K.           -
               AllianceBernstein Corporation of Delaware         HCO              DE            NY       13-2778645             10
                 ACAM Trust Company Private Ltd.               Dormant           India         India          -
                 AllianceBernstein (Argentina) S.R.L.         Operating        Argentina     Argentina        -
                 AllianceBernstein Japan Inc.                    HCO              DE           Japan     13-3009358
                    AllianceBernstein Japan Ltd.              Operating                        Japan          -
                 AllianceBernstein Invest. Manage.
                    Australia Limited                         Operating        Australia     Australia        -
                 AllianceBernstein Global Derivatives Corp.   Operating           DE            NY       13-3626546          1,000
                 AllianceBernstein Administradora de
                    Carteiras (Brasil) Ltda.                  Operating         Brazil        Brazil          -
                 AllianceBernstein Holdings (Cayman) Ltd.        HCO         Cayman Isles  Cayman Isles
                    AllianceBernstein Preferred Limited          HCO             U.K.          U.K.           -
                       CPH Capital Fondsmaeglerselskab A/S    Operating         Denmark       Denmark         -
                       AllianceBernstein Limited              Operating          U.K.          U.K.           -            250,000
                         AllianceBernstein Europe GmbH        Operating                       Germany         -
                         AllianceBernstein Services Limited   Operating                        U.K.           -              1,000
                         AllianceBernstein Schweiz AG         Operating       Switzerland     Zurich          -
                       AllianceBernstein (Luxembourg) S.A.    Operating          Lux.          Lux.           -              3,999
                         AllianceBernstein (France) SAS       Operating                       France          -
                 AllianceBernstein (Mexico) S.de R.L.
                    de C.V.                                   Operating         Mexico        Mexico          -
                 AllianceBernstein Australia Limited          Operating        Australia     Australia        -
                 AllianceBernstein New Zealand Limited        Operating       New Zealand   New Zealand       -
                 AllianceBernstein Canada, Inc.               Operating         Canada        Canada     13-3630460         18,750


                                                             PARENT'S
                                                            PERCENT OF
                                                             OWNERSHIP             COMMENTS
                                                            OR CONTROL     (E.G., BASIS OF CONTROL)       ADDRESS       CITYSTZIP
                                                            ----------    -------------------------- ---------------  --------------
AXA Financial, Inc.
  AXA Equitable Financial Services, LLC (Note 2)
    AXA Equitable Life Insurance Company*
      Equitable Holdings, LLC
        AllianceBernstein Corporation                                     owns 1% GP interest in     1345 Avenue of   New York,
                                                                          AllianceBernstein L.P.     the Americas     New York 10105
                                                                          and 100,000 GP units in
                                                                          AllianceBernstein Holding
                                                                          L.P.
          AllianceBernstein Holding L.P.                                                             1345 Avenue of   New York,
            (See Note 4 on Page 2)                                                                   the Americas     New York 10105

          AllianceBernstein L.P.  (See Note 4 on Page 2)                                             1345 Avenue of   New York,
                                                                                                     the Americas     New York 10105
             AllianceBernstein Investments Taiwan Limited     75.12%      AllianceBernstein Hong
                                                                          Kong Limited owns 24.88%
             AllianceBernstein Trust Company, LLC            100.00%      Sole member interest
             Alliance Capital Management LLC                 100.00%
               AllianceBernstein Real Estate Investments     100.00%      Sole member interest
                 LLC
               AllianceBernstein Private Credit Investors    100.00%      Sole member interest
                 LLC
               Sanford C. Bernstein & Co., LLC               100.00%
             AllianceBernstein International, LLC            100.00%      Owned by                   1345 Avenue of   New York,
                                                                          AllianceBernstein L.P.     the Americas     New York 10105
               Sanford C. Bernstein (Schwiez) GmbH           100.00%      Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
               Sanford C. Bernstein (Hong Kong) Limited      100.00%      Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
               AllianceBernstein Holdings Limited            100.00%      Owned by
                                                                          AllianceBernstein
                                                                          International LLC.
               AllianceBernstein Corporation of Delaware     100.00%                                 1345 Avenue of   New York,
                                                                                                     the Americas     New York 10105
                 ACAM Trust Company Private Ltd.             100.00%
                 AllianceBernstein (Argentina) S.R.L.         99.00%      AllianceBernstein
                                                                          Oceanic Corporation
                                                                          owns 1%
                 AllianceBernstein Japan Inc.                100.00%
                    AllianceBernstein Japan Ltd.             100.00%
                 AllianceBernstein Invest. Manage.           100.00%
                    Australia Limited
                 AllianceBernstein Global Derivatives        100.00%                                 1345 Avenue of   New York,
                    Corp.                                                                            the Americas     New York 10105
                 AllianceBernstein Administradora de          99.00%      AllianceBernstein          Rua Jaoquim      Sao Paulo,
                    Carteiras (Brasil) Ltda.                              Oceanic Corporation        No. 72, Suite 62 Brazil
                                                                          owns 1%
                 AllianceBernstein Holdings (Cayman) Ltd.    100.00%
                    AllianceBernstein Preferred Limited      100.00%      Owned by
                                                                          AllianceBernstein
                                                                          Corporation of
                                                                          Delaware
                       CPH Capital Fondsmaeglerselskab A/S    81.00%      The remainder owned by
                                                                          unaffiliated third
                                                                          parties (and is scheduled
                                                                          to be acquired by AB over
                                                                          next five years)
                       AllianceBernstein Limited             100.00%      AB Preferred owns 100% of
                                                                          preference shares & AB
                                                                          Holdings Limited owns 100%
                                                                          of ordinary shares
                          AllianceBernstein Europe GmbH      100.00%
                          AllianceBernstein Services
                             Limited                         100.00%
                          AllianceBernstein Schweiz AG       100.00%
                       AllianceBernstein (Luxembourg) S.A.   100.00%      AB Holdings Limited owns
                                                                          79.75% class b ordinary &
                                                                          AB Preferred owns 20.25%
                                                                          preference shares
                          AllianceBernstein (France) SAS     100.00%
                 AllianceBernstein (Mexico) S. de R.L.
                    de C.V.                                   99.00%      AllianceBernstein Oceanic
                                                                          Corp. owns 1%
                 AllianceBernstein Australia Limited          50.00%      AB International LLC owns
                                                                          the other 50%.
                 AllianceBernstein New Zealand Limited        50.00%      AB International LLC owns
                                                                          the other 50%.
                 AllianceBernstein Canada, Inc.              100.00%

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : MARCH 31, 2015 LISTING B - ALLIANCEBERNSTEIN CORPORATION

                                                                                             STATE OF     STATE OF
                                                                              TYPE OF       INCORP. OR    PRINCIPAL     FEDERAL
                                                                             SUBSIDIARY      DOMICILE     OPERATION     TAX ID #
                                                                            -----------    -----------   -----------  ------------
AXA Financial, Inc.
  AXA Equitable Financial Services, LLC (Note 2)
    AXA Equitable Life Insurance Company*
       Equitable Holdings, LLC
          AllianceBernstein Corporation                                                        DE            NY        13-3633538
             AllianceBernstein L.P.                                          Operating         DE            NY        13-4064930
                AllianceBernstein International LLC                             HCO            DE            NY
                   AllianceBernstein Corporation of Delaware (Cont'd)           HCO            DE            NY        13-2778645
                      AllianceBernstein Inv. Res. (Proprietary) Limited       Dormant       So Africa     So Africa        -
                      AllianceBernstein (Singapore) Ltd.                     Operating      Singapore     Singapore        -
                      Alliance Capital (Mauritius) Private Ltd.                 HCO         Mauritius     Mauritius        -
                         Alliance Capital Asset Man. (India) Private Ltd      Dormant         India         India          -
                         AllianceBernstein Invest. Res. & Man. (India) Pvt  Operating        India         India          -
                      AllianceBernstein Oceanic Corporation                     HCO            DE            NY        13-3441277
                      AllianceBernstein Asset Management (Korea) Ltd.        Operating        Korea         Korea          -
                      AllianceBernstein Investments, Inc.                    Operating         DE            NY        13-3191825
                      AllianceBernstein Investor Services, Inc.              Operating         DE            TX        13-3211780
                      AllianceBernstein Hong Kong Limited                    Operating      Hong Kong     Hong Kong         -
                      Sanford C. Bernstein Limited                           Operating        U.K.          U.K.            -
                         Sanford C. Bernstein (CREST Nominees) Ltd.          Operating        U.K.          U.K.            -
                      WP. Stewart & Co., LLC.                                Operating         DE            NY        98-0201080
                         W.P. Stewart Asset Management (Curacao), N.V.       Operating       Curacao       Curacao          -
                            W.P. Stewart Management (Europe), N.V.           Operating     Netherlands   Netherlands        -
                            TPR Curacao N.V.                                 Operating       Curacao       Curacao          -
                            WPSH Management N.V.                             Operating       Curacao       Curacao          -
                         W.P. Stewart & Co. (Europe), Ltd.                   Operating        U.K.          U.K.            -
                         WPS Advisors, LLC.                                  Operating         DE            NY        13-4008818
                         W.P. Stewart Asset Management Ltd.                  Operating         DE            NY        98-0201079
                         W.P. Stewart Securities LLC                          Dormant          DE            NY        27-2713894
                         W.P. Stewart Asset Management (NA), LLC.            Operating         NY            NY        11-2650769
                         W.P. Stewart Fund Management S.A.                   Operating     Luxembourg    Luxembourg         -
                         Bowen Asia Limited                                  Operating      Hong Kong     Hong Kong         -

                                                                            PARENT'S
                                                                NUMBER OF  PERCENT OF     COMMENTS
                                                                 SHARES    OWNERSHIP    (E.G., BASIS
                                                                 OWNED     OR CONTROL    OF CONTROL)         ADDRESS      CITYSTZIP
                                                               ----------  -----------  ----------------- -------------- -----------
AXA Financial, Inc.
   AXA Equitable Financial Services, LLC (Note 2)
     AXA Equitable Life Insurance Company*
        Equitable Holdings, LLC
           AllianceBernstein Corporation                                                                  1345 Avenue of New York,
                                                                                                          the Americas   NY 10105
              AllianceBernstein L.P.                                                                      1345 Avenue of New York,
                                                                                                          the Americas   NY 10105
                 AllianceBernstein International LLC                           100.00%  Owned by          1345 Avenue of New York,
                                                                                        AllianceBernstein the Americas   NY 10105
                                                                                        L.P.
                    AllianceBernstein Corporation of Delaware                                             1345 Avenue of New York,
                          (Cont'd)                                                                        the Americas   NY 10105
                       AllianceBernstein Inv. Res. (Proprietary)
                             Limited                                            80.00%
                       AllianceBernstein (Singapore) Ltd.                      100.00%
                       Alliance Capital (Mauritius) Private Ltd.               100.00%
                          Alliance Capital Asset Man. (India)                           3rd party
                                  Private Ltd                                           (Ankar Capital
                                                                                        India Pvt. Ltd.)
                                                                                75.00%  owns 25%
                          AllianceBernstein Invest. Res. & Man.
                                  (India) Pvt.                                 100.00%
                       AllianceBernstein Oceanic Corporation                                              1345 Avenue of New York,
                                                                   1,000       100.00%                    the Americas   NY 10105
                       AllianceBernstein Asset Management                                                 14th Floor,
                             (Korea) Ltd.                                                                 Seoul Finance
                                                                                                          Center,
                                                                                                          84 Taepyungro
                                                                               100.00%                    1-ga, Jung-gu
                       AllianceBernstein Investments, Inc.                                                1345 Avenue of New York,
                                                                     100       100.00%                    the Americas   NY 10105
                       AllianceBernstein Investor Services,                                               1345 Avenue of New York,
                             Inc.                                    100       100.00%                    the Americas   NY 10105

                       AllianceBernstein Hong Kong Limited                     100.00%
                       Sanford C. Bernstein Limited                            100.00%
                          Sanford C. Bernstein (CREST
                              Nominees) Ltd.                                            Devonshire House, London,
                                                                               100.00%  1 Mayfair Place   UK W1J8SB
                       W.P. Stewart & Co., LLC.                                100.00%
                          W.P. Stewart Asset Management
                                (Curacao), N.V.                                100.00%
                             W.P. Stewart Management
                                (Europe), N.V.                                 100.00%
                             TPR Curacao N.V.                                  100.00%
                             WPSH Management N.V.                              100.00%
                          W.P. Stewart & Co. (Europe), Ltd.                    100.00%
                          WPS Advisors, LLC.                                   100.00%
                          W.P. Stewart Asset Management Ltd.                   100.00%
                          W.P. Stewart Securities LLC                          100.00%
                          W.P. Stewart Asset Management
                                (NA), LLC.                                     100.00%
                          W.P. Stewart Fund Management S.A.                    100.00%
                          Bowen Asia Limited                                   100.00%